Rule 497 (e)

333-124048

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G

SUPPLEMENT DATED NOVEMBER 3, 2017

TO PROSPECTUS DATED MAY 1, 2017

Appendix A has been updated to reflect the following name changes:

Fund Name	New Fund Name
Ivy Global Natural Resources	Ivy Natural Resources
Janus Henderson INTECH U.S. Low Volatility	Janus Henderson U.S. Low Volatility
Virtus Equity Trend	Virtus Rampart Equity Trend

Appendix A has been updated to reflect the addition of the following investment options:

Fund Name	Objective
DFA VA Equity Allocation	Long-term capital appreciation.
DoubleLine NVIT Total Return Tactical	Total Return.

The Pioneer Emerging Markets investment option has been removed from Appendix A.

JNL-PROS-S-11-03-2017